Exhibit 10.2
RESTRICTED STOCK GRANT NOTICE
UNDER THE
GATES INDUSTRIAL CORPORATION PLC
2018 OMNIBUS INCENTIVE PLAN
TIME-BASED VESTING AWARD
Gates Industrial Corporation plc (the “Company”), pursuant to its 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of shares of Restricted Stock set forth below. The shares of Restricted Stock are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]

Date of Grant	[Insert Grant Date]
Number of Shares of

Restricted Stock:	[Insert No. of Shares of Restricted Stock Granted]

Vesting Schedule:	Provided the Participant has not undergone a Termination at the time of each applicable vesting date (or event):

•	25% of the shares of Restricted Stock will vest on the first anniversary of the grant date;

•	25% of the shares of Restricted Stock will vest on the second anniversary of the grant date;

•	25% of the shares of Restricted Stock will vest on the third anniversary of the grant date; and

•	the remaining unvested shares of Restricted Stock will vest on the fourth anniversary of the grant date;
provided, however, that the Restricted Stock shall fully vest in the following circumstances:
(i) if the Participant undergoes a Termination as a result of such Participant’s death or Disability; or
(ii) immediately prior to a Change in Control.
*    *    *

GATES INDUSTRIAL CORPORATION PLC

________________________________
By:
Title:

[Signature Page to Time-Based Restricted Stock Award]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF SHARES OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN.

PARTICIPANT

________________________________

[Signature Page to Time-Based Restricted Stock Award]

TIME-BASED RESTRICTED STOCK AGREEMENT
UNDER THE
GATES INDUSTRIAL CORPORATION PLC
2018 OMNIBUS INCENTIVE PLAN
Pursuant to the Restricted Stock Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Agreement (this “Restricted Stock Agreement”) and the Gates Industrial Corporation plc 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), Gates Industrial Corporation plc (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1. Grant of Shares of Restricted Stock. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of shares of Restricted Stock provided in the Grant Notice. The Company reserves all rights with respect to the granting of additional shares of Restricted Stock hereunder and makes no implied promise to grant additional shares of Restricted Stock. As a condition of grant the Participant hereby agrees to pay $[ ] to the Company, being an amount equal to the aggregate par value of the number of shares of Restricted Stock provided in the Grant Notice. Participant consents to having such amount withheld from the Participant’s next paycheck, and acknowledges that this amount will not be returned if the Restricted Stock is forfeited.
2. Vesting. Subject to the conditions contained herein and in the Plan, the shares of Restricted Stock shall vest and the restrictions on such shares of Restricted Stock shall lapse as provided in the Grant Notice. With respect to any share of Restricted Stock, the period of time that such share of Restricted Stock remains subject to vesting shall be its Restricted Period.
3. Issuance of Shares of Restricted Stock. The provisions of Section 9(d) of the Plan are incorporated herein by reference and made a part hereof.
4. Treatment of Shares of Restricted Stock Upon Termination. Unless otherwise provided by the Committee, in the event of: (a) a Participant’s Termination for any reason other than as set forth in Section 4(b) of this Restricted Stock Agreement prior to the time that such Participant’s Restricted Stock have vested and the restrictions on such shares of Restricted Stock have lapsed, (i) all vesting with respect to such Participant’s Restricted Stock shall cease and (ii) immediately following such Termination, all unvested shares of Restricted Stock shall be forfeited to the Company and the Participant shall transfer such shares to such Person (including but not limited to the Trustee) as the Company shall direct, by the Participant for no consideration as of the date of such Termination; and (b) Participant’s Termination as a result of such Participant’s death or Disability, the Participant’s Restricted Stock shall fully vest.
5. Company; Participant.
(a) The term “Company” as used in this Restricted Stock Agreement with reference to employment shall include the Company and its Subsidiaries.
(b) Whenever the word “Participant” is used in any provision of this Restricted Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the shares of Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
6. Non-Transferability. The shares of Restricted Stock are not transferable by the Participant except to Permitted Transferees in accordance with Section 13(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the shares of Restricted Stock, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.
7. Rights as Stockholder; Legend; Dividends. The provisions of Sections 9(b) and 9(e) of the Plan are incorporated herein by reference and made a part hereof; provided that any cash or in-kind dividends paid with respect to the shares of Restricted Stock which have not, prior to the record date of the dividend, become vested shall be withheld by the Company without interest and shall be paid to the Participant only when, and if, such shares of Restricted Stock shall become vested pursuant to the Grant Notice and Section 2 of this Restricted Stock Agreement.

8. Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof.
9. Notice. Every notice or other communication relating to this Restricted Stock Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
10. No Right to Continued Service. This Restricted Stock Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
11. Binding Effect. This Restricted Stock Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
12. Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
13. Governing Law. This Restricted Stock Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Colorado.
14. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Agreement (including the Grant Notice), the Plan shall govern and control.